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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 1 to the Registration Statement No. 333-68550 of Westfield Financial, Inc. our report dated January 29, 2001 on the financial statements of Westfield Mutual Holding Company, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP
-------------------------


Hartford, Connecticut
October 11, 2001